Morningstar Ranks HIT as a “Top Performer” at End of 1st Quarter

The AFL-CIO Housing Investment Trust received a Morningstar ranking as one of the “Top Performing Managers” in its category for the 1- and 5-year periods ending  March 31, 2013. The HIT ranked second in the 1-year period and first in the 5-year period in its category of commingled intermediate government fund managers. The HIT’s gross and net returns were, respectively, 4.35% and 3.92% for the 1-year period and 6.02% and 5.56% for the 5-year period ending March 31. Pensions & Investments reported the Morningstar ranking in its on-line report titled “Top Performing Managers by Category: Commingled Accounts, 1st Quarter 2013,” dated May 13, 2013.

“The government/agency multifamily securities in which the HIT specializes offer relative value, typically generating higher income versus comparable investment grade securities,” commented Chang Suh, HIT’s Senior Executive Vice President and Chief Portfolio Manager. “The relative safety of these investments has served HIT investors well and can make the HIT an attractive fixed-income anchor for an investment portfolio.”

Pointing to the HIT’s success in creating union construction jobs in a difficult economy, Suh noted that the investments generating those jobs are the same ones that help the HIT achieve its strong performance.

“The HIT earns a competitive return because of its mission, not in spite of it,” he said.

The Morningstar rankings are based on gross returns for the 1- and 5-year periods ended March 31, 2013. In the HIT’s category of commingled intermediate government  accounts, the rankings compared seven funds based on performance results self-reported to Morningstar. Pensions & Investments reported the “Commingled Accounts Intermediate Government” rankings based on information provided by Morningstar from its global separate account/collective investment trust database, which compares fixed-income investment vehicles with a similar risk profile. Subscribers to Pension& Investments may view the Morningstar “Top Performing Managers” rankings at:
http://www.pionline.com/article/20130513/CHART02/303319947

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending April 30, 2013, were 3.59%, 5.32%, 5.83%, and 5.03%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.